Exhibit 99.1

For Immediate Release	News Announcement

Cinemark USA, Inc. Announces the Expiration of the Cash Tender Offer for Any and All of Cinemark USA,

Inc.’s 5.125% Senior Notes due 2022

PLANO, Texas – March 12, 2021— Cinemark Holdings, Inc. (NYSE:CNK) (the “Company”) announced today that the previously announced cash tender offer by its wholly-owned subsidiary, Cinemark USA, Inc. (“Cinemark USA”), to purchase any and all of Cinemark USA’s 5.125% Senior Notes due 2022 (the “Notes”) expired at 5:00 p.m., New York City time, on March 11, 2021 (the “Expiration Time”). As of the Expiration Time, $326,916,000 aggregate principal amount of the Notes (81.73%) were validly tendered, which excludes $9,146,000 aggregate principal amount of the Notes that remain subject to guaranteed delivery procedures. Cinemark USA expects to accept for payment all Notes validly tendered and not validly withdrawn in the tender offer and expects to make payment for the Notes on March 16, 2021.

Wells Fargo Securities, LLC acted as dealer manager. Persons with questions regarding the tender offer should contact Wells Fargo Securities, LLC at (704) 410-4756 (collect) or (866) 309-6316 (toll-free), or the information agent and tender agent, D.F. King & Co., Inc., at (800) 317-8033 (toll-free) or for banks and brokers, at (212) 232-3233 (Banks and Brokers only), by e-mail at cnk@dfking.com or at the following web address: www.dfking.com/cinemark.

This press release is not an offer to purchase or a solicitation of an offer to sell any of these securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful, and does not constitute a redemption notice for any securities.

About Cinemark:

Headquartered in Plano, TX, Cinemark (NYSE: CNK) is one of the largest and most influential movie theatre companies in the world. Cinemark’s circuit, comprised of various brands that also include Century, Tinseltown and Rave, operates 531 theatres with 5,958 screens in 42 states domestically and 15 countries throughout South and Central America. Cinemark consistently provides an extraordinary guest experience from the initial ticket purchase to the closing credits, including Movie Club, the first U.S. exhibitor-launched subscription program; the highest Luxury Lounger recliner seat penetration among the major players; XD - the No. 1 exhibitor-brand premium large format; and expansive food and beverage options to further enhance the movie-going experience.

Contact:

Chanda Brashears

VP Investor Relations and Corporate Communications

(972) 665-1671

cbrashears@cinemark.com

Forward-looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended and speak only as of the date hereof. The “forward-looking statements” include our current expectations, assumptions, estimates and projections about our business and our industry. They include statements relating to the tender offer, future revenues, expenses and profitability, the future development and expected growth of our business, projected capital expenditures, attendance at movies generally or in any of the markets in which we operate, the number or diversity of popular movies released and our ability to successfully license and exhibit popular films, national and international growth in our industry, competition from other exhibitors and alternative forms of entertainment, and determinations in lawsuits in which we are defendants. You can identify forward-looking statements by the use of words such as “may,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “anticipates,” “believes,” “plans,” “expects,” “future” and “intends” and similar expressions which are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks and uncertainties, some of which are beyond our control and difficult to predict, including, among others, the impacts of COVID-19. Such risks and uncertainties could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. In evaluating forward-looking statements, you should carefully consider the risks and uncertainties described in the “Risk Factors” section or other sections in, or incorporated by reference to, Cinemark Holdings’s Annual Report on Form 10-K filed February 26, 2021 and Cinemark Holdings’s Current Report on Form 8-K filed March 4, 2021. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements and risk factors. These forward-looking statements speak only as of the date hereof and we undertake no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.